Confidential Trade Secret Information — Subject to Restricted Procedures

Exhibit 10(c)(3)

Georgia Power Company has requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Georgia Power Company has omitted such portions from this filing and filed them separately with the Securities and Exchange Commission. Such omissions are designated as “[***].”

AMENDMENT NO. 8
TO
ENGINEERING, PROCUREMENT AND CONSTRUCTION
AGREEMENT
BETWEEN
GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT
FOR OGLETHORPE POWER CORPORATION (AN ELECTRIC
MEMBERSHIP CORPORATION), MUNICIPAL ELECTRIC
AUTHORITY OF GEORGIA, AND THE CITY OF DALTON,
GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER,
LIGHT AND SINKING FUND COMMISSIONERS, AS OWNERS
AND
A CONSORTIUM CONSISTING OF WESTINGHOUSE ELECTRIC
COMPANY LLC AND STONE & WEBSTER, INC., AS
CONTRACTOR
FOR
UNITS 3 & 4 AT THE VOGTLE ELECTRIC GENERATING PLANT
SITE
IN WAYNESBORO, GEORGIA
DATED AS OF APRIL 8, 2008

Confidential Trade Secret Information — Subject to Restricted Procedures

AMENDMENT NO. 8 TO
ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT
This AMENDMENT NO. 8 (this “Amendment”) TO THE ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, dated April 8, 2008 (together with the Exhibits thereto, as amended, the “EPC Agreement”), by and between GEORGIA POWER COMPANY, a Georgia corporation (“GPC”), acting for itself and as agent for OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation formed under the laws of the State of Georgia, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia, MEAG Power SPVJ, LLC, MEAG Power SPVM, LLC, MEAG Power SPVP, LLC, each a Georgia limited liability company, and THE CITY OF DALTON, GEORGIA, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners (hereinafter referred to individually and collectively as “Owners”), and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Cranberry, Pennsylvania (“Westinghouse”), and WECTEC GLOBAL PROJECT SERVICES INC. (formerly known as CB&I Stone & Webster, Inc. formerly known as Stone & Webster, Inc.), a Louisiana corporation (“WECTEC”) (hereinafter referred to collectively as a “Contractor”), is entered into as of the 20th day of April, 2016. Owners and Contractor are individually referred to herein as a “Party” and collectively referred to herein as the “Parties.”
RECITALS
WHEREAS, Owners and Contractor entered into the EPC Agreement, as of April 8, 2008, to provide for, among other things, the design, engineering, procurement, installation, construction and technical support of start-up and testing of equipment, materials and structures comprising the Facility;
WHEREAS, Owners and Contractor have agreed to revise the Milestone Payment Schedule set forth in Table F.2.1 and Table F.2.3 of Exhibit F of the EPC Agreement;
WHEREAS, CB&I Stone & Webster, Inc. has changed its name to WECTEC Global Project Services Inc.; and
WHEREAS, the Parties agree that, with the exception of the changes expressly stated herein, this Amendment will not change the terms and conditions of the EPC Agreement.
NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

1

Confidential Trade Secret Information — Subject to Restricted Procedures

ARTICLE 1
AMENDMENTS TO EPC AGREEMENT

Section 1.1    (a)    The Table F.2.1 – [***] – of Exhibit F of the EPC Agreement shall be and hereby is deleted in its entirety and replaced with the new Table F.2.1 set forth as Attachment A hereto [***].
(b)    The Table F.2.3 – [***] – of Exhibit F of the EPC Agreement shall be and hereby is deleted in its entirety and replaced with the new Table F.2.3 set forth as Attachment B hereto [***].
(c)    Exhibit J of the EPC Agreement shall be and hereby is amended by inserting the following new sentence at the end thereof:
[***]
Section 1.2    The cover page of the EPC Agreement shall be and hereby is amended by (i) inserting the phrase “, MEAG POWER SPVJ, LLC, MEAG POWER SPVM, LLC, MEAG POWER SPVP, LLC,” after the phrase “MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA” and (ii) deleting the phrase “Stone & Webster, Inc.” and replacing it with the phrase “WECTEC Global Project Services Inc.”
Section 1.3    The first paragraph on page one of the EPC Agreement shall be and hereby is amended by inserting the phrase “MEAG POWER SPVJ, LLC, MEAG POWER SPVM, LLC, MEAG POWER SPVP, LLC, each a Georgia limited liability company,” after the phrase “MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia,”.
Section 1.4    The definition of “Owners” in Article 1 of the EPC Agreement shall be and hereby is amended by (i) inserting the phrase “(An Electric Membership Corporation)” after the phrase “Oglethorpe Power Corporation” both places it appears and (ii) inserting the phrase “, MEAG Power SPVJ, LLC, MEAG Power SPVM, LLC, MEAG Power SPVP, LLC,” after the phrase “the Municipal Electric Authority of Georgia” both places it appears.
Section 1.5    The definitions of “DRB Member Agreement” and “DRB Procedures” in Article 1 of the EPC Agreement shall be and hereby are deleted in their entirety and replaced with the following:
“DRB Member Agreement” means an agreement, in the form attached to the DRB Procedures (with such changes thereto as are agreed to by the Parties and the DRB Members), to which the individual DRB Members, the Owners, and the Contractor are Parties, which establishes the DRB consistent with the requirements of the DRB Procedures.
“DRB Procedures” means the Dispute Resolution Board Procedures attached hereto as Exhibit CC (with such changes thereto as contained in the version attached to the DRB Member Agreement).

2

Confidential Trade Secret Information — Subject to Restricted Procedures

Section 1.6    Section 7.1 of the EPC Agreement shall be and hereby is amended by inserting the following new sentence at the end thereof:
[***]
Section 1.7    Section 28.1 of the EPC Agreement shall be and hereby is amended by deleting the notice information for Stone & Webster and replacing it with the following:

If to WECTEC:
WECTEC Global Project Services Inc.
Attn: David Durham, President
128 S Tryon Street
Charlotte, NC     28202
Facsimile No.: see project correspondence routine
E-mail address: see project correspondence routine

With a copy to:	Mike Sweeney, General Counsel 1000 Westinghouse Drive Cranberry, PA 16066 Facsimile No.: see project correspondence routine E-mail address: see project correspondence routine
Section 1.8    The phrases “Stone & Webster, Inc.”, “Shaw Stone and Webster (SSW)”, “Shaw Stone &Webster, Inc.”, “Stone and Webster Construction, Inc.” and “CB&I Stone & Webster, Inc.” wherever they appear in the EPC Agreement shall be and hereby are deleted and replaced with the phrase “WECTEC Global Project Services Inc.”.
Section 1.9    The phrases “Stone & Webster”, “S&W”, “SS&W”, “SHAW – STONE & WEBSTER”, “Shaw S&W”, “Stone and Webster” and “CB&I/S&W” wherever they appear in the EPC Agreement shall be and hereby are deleted and replaced with “WECTEC”.
Section 1.10    The word “Monroeville” wherever it appears in the EPC Agreement shall be and hereby is deleted and replaced with the word “Cranberry”.
ARTICLE II
MISCELLANEOUS
Section 2.1    Capitalized terms used herein and not defined herein have the meanings assigned in the EPC Agreement.
Section 2.2    This Amendment shall be construed in connection with and as part of the EPC Agreement, and all terms, conditions, and covenants contained in the EPC Agreement, except as herein modified, shall be and shall remain in full force and effect. The Parties hereto agree that they are bound by the terms, conditions, and covenants of the EPC Agreement as amended hereby.
Section 2.3    This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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Confidential Trade Secret Information — Subject to Restricted Procedures

Section 2.4    The validity, interpretation, and performance of this Amendment and each of its provisions shall be governed by the internal Laws of the State of Georgia.
Section 2.5    Except as expressly provided for in this Amendment, all other Articles, Sections and Exhibits of and to the EPC Agreement remain unchanged.
[Remainder of page left blank intentionally.]

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Confidential Trade Secret Information — Subject to Restricted Procedures

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

WESTINGHOUSE ELECTRIC COMPANY LLC
By:	/s/ Jeffrey A. Benjamin
Name:	Jeffrey A. Benjamin
Title:	SVP NP & MP

WECTEC GLOBAL PROJECT SERVICES INC. (f/k/a CB&I Stone & Webster, Inc. f/k/a Stone & Webster, Inc.)
By:	/s/ David C. Durham
Name:	David C. Durham
Title:	President

GEORGIA POWER COMPANY, as an Owner and as agent for the other Owners
By:	/s/ David L. McKinney
Name:	David L. McKinney
Title:	VP, Nuclear Development

Attachment A

Confidential Trade Secret Information — Subject to Restricted Procedures

Table F.2.1
F.2.1    [***]

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment A

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment A

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment A

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment A

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Table F.2.3
F.2.3    [***]

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Attachment B

Confidential Trade Secret Information — Subject to Restricted Procedures

Activity ID	Unit	Activity Name	Area/ Component	Milestone Complete Date	Unit 3*	Unit 3 CLO	Unit 4*	Unit 4 CLO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]